UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): APRIL 11, 2005

                                RAMP CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                0-24768                               84-1123311
       (Commission File Number)                    (I.R.S. Employer
                                                Identification Number)

                                 (212) 440-1500

              (Registrant's Telephone Number, Including Area Code)

            33 MAIDEN LANE, NEW YORK, NY                        10038
      (Address of Principal Executive Offices)                (Zip Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         As previously disclosed on the Company's Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K"), filed with the Securities and Exchange Commission, on March 31, 2005, the Company entered into a securities purchase agreement with Alpha Capital AG, Ellis International Ltd. and Double U Master Fund LP, each an institutional, accredited investor, pursuant to which the Company agreed to sell, and the investors agreed to purchase, 8% convertible redeemable debentures in the aggregate amount of $2,600,000 and five-year warrants to purchase an aggregate amount of 2,080,000 shares of the Company's common stock, par value $.001 per share, at an exercise price of $1.25. The debentures are convertible into common stock of the Company at an initial conversion price of $1.25. As previously disclosed on the Form 10-K, a first tranche of $1,050,000 closed on March 31, 2005.

         A second tranche of $250,000 closed on April 11, 2005, for an aggregate amount of $1,300,000 at the first closing. A second closing of $1,300,000 shall occur upon the completion of certain closing conditions set forth in the securities purchase agreement. The Company is obligated to redeem one-fifth of the principal and interest amount on the debentures in cash or, at the option of the Company, shares of common stock, on the first day of each month, commencing on the earlier of (a) July 29, 2005, and (b) the first date following the 20th day after the effective date of the registration statement registering for resale the securities issuable upon conversion of the debentures, and ending upon the full redemption of the debentures. If the Company elects to make redemption payments in shares of common stock, the principal amount is convertible based upon a conversion price equal to the lesser of the initial conversion price or 85% of the average of the three lowest closing bid prices for the Company's common stock during the 20 trading days immediately prior to the monthly redemption date. The Company is also obligated to pay 8% in interest on the outstanding principal on the debentures (i) on the effective date on which the debentures are converted into shares of common stock of the Company,
(ii) on each monthly redemption date or (iii) on the maturity date, at the interest conversion rate. The sale of securities was made pursuant to an exemption from registration requirements under Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

         Assuming the maximum amount of $2,600,000 is purchased, the Company agreed to issue to the investors additional investment rights to purchase additional debentures in the aggregate principal amount of up to $866,580 along with five year warrants to purchase an aggregate of 693,264 shares of common stock, on the same terms and conditions as the original debentures and warrants. The debentures and warrants are subject to customary protection against dilution. At the first closing, the Company paid a cash fee of 3% of the original purchase price for liquidated damages owed to the investors in the January 12, 2005 private placement (the "January 2005 Private Placement"). In addition, upon each closing, the Company's financial advisors, J.H. Darbie & Co., Inc. and Harborview Capital Management LLC, are entitled to receive a warrant to purchase an aggregate of seven percent (7%) of the shares of common stock issuable upon conversion of the debentures at an exercise price of $1.25.

         In connection with the above transactions and in order to obtain the waiver and consent of the investors in the January 2005 Private Placement, the Company entered into an amendment, dated as of March 31, 2005, to the securities purchase agreement, dated as of January 12, 2005, with DKR Soundshore Oasis Holding Fund Ltd., Harborview Master Fund, L.P. and Platinum Partners Value Arbitrage Fund, L.P., each an institutional, accredited investor, pursuant to which the initial conversion price for the 8% convertible redeemable debentures in the aggregate amount of up to $4,000,000 ($2,000,000 of which were sold to the investors at the first closing) was reduced from $2.40 to $1.25 and the exercise price of the five-year warrants to purchase up to 1,666,667 shares of common stock was reduced from $2.40 to $1.25. In addition, the additional investment rights to purchase additional debentures in the aggregate principal amount of up to $1,333,200 along with five year warrants to purchase an aggregate of 550,000 shares of the Company's common stock, on the same terms and

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

conditions as the original debentures and warrants, were modified by the amendment to reduce the conversion and exercise price from $2.40 to $1.25. Moreover, the conversion price of convertible redeemable debentures in the aggregate principal amount of $546,015 and the exercise price of warrants to purchase an aggregate of 227,506 shares of common stock was reduced from $2.40 to $1.25. Pursuant to the amendment, as further amended on April 12, 2005, if the Company does not file a registration statement covering the underlying shares of common stock on or before April 13, 2005, the original investors in the January 2005 Private Placement have the right not to purchase convertible debentures and warrants otherwise required at the second closing. The registration statement was filed by the Company with the SEC on April 13, 2005.

         The Company agreed to register with the SEC 125% of the shares of common stock issuable upon conversion of principal and interest under the debentures and upon exercise of the warrants. In the event that we fail to file a registration statement with the SEC by April 5, 2005, or in the event such registration statement is filed but is not declared effective by the SEC by April 30, 2005, then we will be obligated to pay the holders of the registrable securities liquidated damages equal to 1.5% of their total investment for each 30 day period until the registration statement is filed or declared effective. We agreed to keep the registration statement effective until the earlier of (i) the date upon which all shares covered by the registration statement have been sold, or (ii) the date when all such shares are eligible to be sold without volume restrictions under Rule 144(k) of the Securities Act of 1933.

         On April 13, 2005, the Company agreed to pay to certain accredited investors the aggregate amount of $450,000 in settlement of any and all potential claims against us relating to the terms and conditions of their securities purchase agreements with the Company. In connection with the settlement agreement, the Company agreed to issue to the investors the aggregate amount of 365,854 shares of common stock (the "Settlement Shares") in satisfaction of such settlement amount and to register the aggregate amount of 500,000 shares of common stock, which number of shares includes the Settlement Shares, on the registration statement filed by the Company with the SEC on April 13, 2005. The sale was made pursuant to an exemption from registration requirements under Regulation D and/or Section 4(2) of the Securities Act of 1933.

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                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 15, 2005.

                                             RAMP CORPORATION

                                             /s/ Ron Munkittrick
                                             -----------------------------------
                                             By:     Ron Munkittrick
                                             Its:    Chief Financial Officer

Date: April 15, 2005


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